                                                                      EXHIBIT 24
                                                                      ----------

                               POWER OF ATTORNEY
                               -----------------


     WHEREAS, Tommy Hilfiger Corporation proposes to file with Securities and Exchange Commission, under the Securities and Exchange Act of 1934, as amended, an Annual Report on Form 10-K for the fiscal year ended March 31, 2000:

     NOW, THEREFORE, I hereby appoint Joel J. Horowitz, Benjamin M.T. Ng and Joel H. Newman, each of them severally, my true and lawful attorney with power to act and with full power of substitution and resubstitution, to execute in my name, place, and stead, in any and all capacities, said Annual Report on Form 10-K and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission, all as fully to all intents and purposes as I might or could do in person, and I hereby ratify and approve the acts of said attorney.

     IN WITNESS WHEREOF, I have executed this instrument this 1/st/ day of April, 2000.


                                                  /s/ Joseph M. Adamko
                                                      ----------------
                                                      Joseph M. Adamko

                               POWER OF ATTORNEY
                               -----------------


     WHEREAS, Tommy Hilfiger Corporation proposes to file with Securities and Exchange Commission, under the Securities and Exchange Act of 1934, as amended, an Annual Report on Form 10-K for the fiscal year ended March 31, 2000:

     NOW, THEREFORE, I hereby appoint Joel J. Horowitz, Benjamin M.T. Ng and Joel H. Newman, each of them severally, my true and lawful attorney with power to act and with full power of substitution and resubstitution, to execute in my name, place, and stead, in any and all capacities, said Annual Report on Form 10-K and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission, all as fully to all intents and purposes as I might or could do in person, and I hereby ratify and approve the acts of said attorney.

     IN WITNESS WHEREOF, I have executed this instrument this 1/st/ day of April, 2000.


                                                  /s/ Ronald K.Y. Chao
                                                  --------------------
                                                      Ronald K.Y. Chao

                               POWER OF ATTORNEY
                               -----------------


     WHEREAS, Tommy Hilfiger Corporation proposes to file with Securities and Exchange Commission, under the Securities and Exchange Act of 1934, as amended, an Annual Report on Form 10-K for the fiscal year ended March 31, 2000:

     NOW, THEREFORE, I hereby appoint Joel J. Horowitz, Benjamin M.T. Ng and Joel H. Newman, each of them severally, my true and lawful attorney or attorneys with power to act with or without the other and with full power of substitution and resubstitution, to execute in my name, place, and stead, in any and all capacities, said Annual Report on Form 10-K and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission, all as fully to all intents and purposes as I might or could do in person, and I hereby ratify and approve the acts of said attorneys.

     IN WITNESS WHEREOF, I have executed this instrument this 1/st/ day of April, 2000.


                                                  /s/ Silas K.F. Chou
                                                  -------------------
                                                      Silas K.F. Chou

                               POWER OF ATTORNEY
                               -----------------


     WHEREAS, Tommy Hilfiger Corporation proposes to file with Securities and Exchange Commission, under the Securities and Exchange Act of 1934, as amended, an Annual Report on Form 10-K for the fiscal year ended March 31, 2000:

     NOW, THEREFORE, I hereby appoint Joel J. Horowitz, Benjamin M.T. Ng and Joel H. Newman, each of them severally, my true and lawful attorney or attorneys with power to act with or without the other and with full power of substitution and resubstitution, to execute in my name, place, and stead, in any and all capacities, said Annual Report on Form 10-K and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission, all as fully to all intents and purposes as I might or could do in person, and I hereby ratify and approve the acts of said attorneys.

     IN WITNESS WHEREOF, I have executed this instrument this 1/st/ day of April, 2000.


                                                  /s/ Thomas J. Hilfiger
                                                  ----------------------
                                                      Thomas J. Hilfiger

                               POWER OF ATTORNEY
                               -----------------


     WHEREAS, Tommy Hilfiger Corporation proposes to file with Securities and Exchange Commission, under the Securities and Exchange Act of 1934, as amended, an Annual Report on Form 10-K for the fiscal year ended March 31, 2000:

     NOW, THEREFORE, I hereby appoint Benjamin M.T. Ng and Joel H. Newman, each of them severally, my true and lawful attorney or attorneys with power to act with or without the other and with full power of substitution and resubstitution, to execute in my name, place, and stead, in any and all capacities, said Annual Report on Form 10-K and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission, all as fully to all intents and purposes as I might or could do in person, and I hereby ratify and approve the acts of said attorneys.

     IN WITNESS WHEREOF, I have executed this instrument this 1/st/ day of April, 2000.


                                                  /s/ Joel J. Horowitz
                                                  --------------------
                                                      Joel J. Horowitz

                               POWER OF ATTORNEY
                               -----------------


     WHEREAS, Tommy Hilfiger Corporation proposes to file with Securities and Exchange Commission, under the Securities and Exchange Act of 1934, as amended, an Annual Report on Form 10-K for the fiscal year ended March 31, 2000:

     NOW, THEREFORE, I hereby appoint Joel J. Horowitz, Benjamin M.T. Ng and Joel H. Newman, each of them severally, my true and lawful attorney or attorneys with power to act with or without the other and with full power of substitution and resubstitution, to execute in my name, place, and stead, in any and all capacities, said Annual Report on Form 10-K and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission, all as fully to all intents and purposes as I might or could do in person, and I hereby ratify and approve the acts of said attorneys.

     IN WITNESS WHEREOF, I have executed this instrument this 1/st/ day of April, 2000.


                                                  /s/ Lester M.Y. Ma
                                                  ------------------
                                                      Lester M.Y. Ma

                               POWER OF ATTORNEY
                               -----------------


     WHEREAS, Tommy Hilfiger Corporation proposes to file with Securities and Exchange Commission, under the Securities and Exchange Act of 1934, as amended, an Annual Report on Form 10-K for the fiscal year ended March 31, 2000:

     NOW, THEREFORE, I hereby appoint Joel J. Horowitz, Benjamin M.T. Ng and Joel H. Newman, each of them severally, my true and lawful attorney or attorneys with power to act with or without the other and with full power of substitution and resubstitution, to execute in my name, place, and stead, in any and all capacities, said Annual Report on Form 10-K and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission, all as fully to all intents and purposes as I might or could do in person, and I hereby ratify and approve the acts of said attorneys.

     IN WITNESS WHEREOF, I have executed this instrument this 1/st/ day of April, 2000.


                                                  /s/ Simon Murray
                                                  ----------------
                                                      Simon Murray

                               POWER OF ATTORNEY
                               -----------------


     WHEREAS, Tommy Hilfiger Corporation proposes to file with Securities and Exchange Commission, under the Securities and Exchange Act of 1934, as amended, an Annual Report on Form 10-K for the fiscal year ended March 31, 2000:

     NOW, THEREFORE, I hereby appoint Joel J. Horowitz and Joel H. Newman, each of them severally, my true and lawful attorney or attorneys with power to act with or without the other and with full power of substitution and resubstitution, to execute in my name, place, and stead, in any and all capacities, said Annual Report on Form 10-K and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission, all as fully to all intents and purposes as I might or could do in person, and I hereby ratify and approve the acts of said attorneys.

     IN WITNESS WHEREOF, I have executed this instrument this 1/st/ day of April, 2000.


                                                  /s/ Benjamin M.T. Ng
                                                  --------------------
                                                      Benjamin M.T. Ng

                               POWER OF ATTORNEY
                               -----------------


     WHEREAS, Tommy Hilfiger Corporation proposes to file with Securities and Exchange Commission, under the Securities and Exchange Act of 1934, as amended, an Annual Report on Form 10-K for the fiscal year ended March 31, 2000:

     NOW, THEREFORE, I hereby appoint Joel J. Horowitz, Benjamin M.T. Ng and Joel H. Newman, each of them severally, my true and lawful attorney or attorneys with power to act with or without the other and with full power of substitution and resubstitution, to execute in my name, place, and stead, in any and all capacities, said Annual Report on Form 10-K and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission, all as fully to all intents and purposes as I might or could do in person, and I hereby ratify and approve the acts of said attorneys.

     IN WITNESS WHEREOF, I have executed this instrument this 1/st/ day of April, 2000.


                                                  /s/ Joseph Scirocco
                                                  -------------------
                                                      Joseph Scirocco

                               POWER OF ATTORNEY
                               -----------------


     WHEREAS, Tommy Hilfiger Corporation proposes to file with Securities and Exchange Commission, under the Securities and Exchange Act of 1934, as amended, an Annual Report on Form 10-K for the fiscal year ended March 31, 2000:

     NOW, THEREFORE, I hereby appoint Joel J. Horowitz, Benjamin M.T. Ng and Joel H. Newman, each of them severally, my true and lawful attorney or attorneys with power to act with or without the other and with full power of substitution and resubstitution, to execute in my name, place, and stead, in any and all capacities, said Annual Report on Form 10-K and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission, all as fully to all intents and purposes as I might or could do in person, and I hereby ratify and approve the acts of said attorneys.

     IN WITNESS WHEREOF, I have executed this instrument this 1/st/ day of April, 2000.


                                                  /s/ Clinton V. Silver
                                                  ---------------------
                                                      Clinton V. Silver

                               POWER OF ATTORNEY
                               -----------------


     WHEREAS, Tommy Hilfiger Corporation proposes to file with Securities and Exchange Commission, under the Securities and Exchange Act of 1934, as amended, an Annual Report on Form 10-K for the fiscal year ended March 31, 2000:

     NOW, THEREFORE, I hereby appoint Joel J. Horowitz, Benjamin M.T. Ng and Joel H. Newman, each of them severally, my true and lawful attorney or attorneys with power to act with or without the other and with full power of substitution and resubstitution, to execute in my name, place, and stead, in any and all capacities, said Annual Report on Form 10-K and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission, all as fully to all intents and purposes as I might or could do in person, and I hereby ratify and approve the acts of said attorneys.

     IN WITNESS WHEREOF, I have executed this instrument this 1/st/ day of April, 2000.


                                                  /s/ Lawrence S. Stroll
                                                  ----------------------
                                                      Lawrence S. Stroll